UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2015

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	333-194326	45-5577364
(State or other jurisdiction of incorporation)	(Commission File NuRSBMer)	(IRS Employer Identification No.)

5300 East Freeway Suite A Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

713-410-7903
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.
(a) On January 27, 2015, (the "Registrant" or the ' Company") was notified by L.L. Bradford & Company, LLC  ("Bradford")  that the firm resigned  as the  Registrant's  independent registered public accounting firm.

Neither the Report of LLB, Registrant's Auditor on the financial statements of Registrant for the fiscal years ended December 31, 2013 and 2012, nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained, in its Registration Statement filed on Form S-1 and all amendments thereto for the same periods, a going concern qualification in the Registrant's audited financial statements.

There were no disagreements or other "reportable events" as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Registrant's two most recent fiscal years and the subsequent interim periods through the date of resignation.

No audit or similar committee of the board of directors, or the board of directors as a whole, discussed the subject matter the disagreements with the former accountant except to acknowledge receipt of and accept LLB's resignation.

The resignation was not requested by our Board of Directors or any committee thereof.

We have authorized LLB to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such disagreements.

We have provided LLB with a copy of the foregoing disclosure, and have requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from LLB as required by Item 304(a)(3) of Regulation S-K.

New independent registered public accounting firm

On January 28, 2015 (the "Engagement Date"), the Company engaged RBSM LLP ("RBSM ") as its independent registered public accounting firm for the Company's fiscal year ended December 31, 2014. The decision to engage RBSM as the Company's independent registered public accounting firm was approved by the Company's Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Exhibits

16.1 Letter from LLB

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: January 30, 2015	By:	/s/ Chad Sykes
Chad Sykes
Chief Executive Officer and Director